SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2001



                       EATON CORPORATION
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

      Ohio                    1-1396                 34-0196300
-----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)


              Eaton Center
            Cleveland, Ohio                             44114
----------------------------------------         -------------------
(Address of principal executive offices)              (Zip Code)


                           (216) 523-5000
                   -----------------------------
                   Registrant's telephone number,
                        including area code









Item 5.    Other Events
           ------------

Press Release dated January 30, 2001


On June 30, 2000, Eaton Corporation reorganized its semiconductor equipment operation into a wholly-owned subsidiary, Axcelis Technologies, Inc. (Axcelis). In July 2000, Axcelis completed an initial public offering (IPO) for the sale of 17,050,000 common shares at $22 per share. The proceeds from the IPO, net of an underwriting discount and other offering expenses, were $349.2 million and, together with cash from other sources available to Axcelis, were used to pay a $300 million dividend to Eaton. Subsequent to the IPO, Eaton owned 82.4% of the 97,050,000 outstanding common shares of Axcelis.

On December 29, 2000, Eaton distributed the remaining 79,994,900 shares of Axcelis to Eaton shareholders in a tax-free dividend (spin-off). The net assets of Axcelis at the spin-off, after a reduction for the 17.6% minority interest in Axcelis, were recorded as a reduction of retained earnings in Eaton's shareholders' equity. No gain or loss was recognized for the IPO or spin-off.

As a result of the decision to spin-off Axcelis, the consolidated financial statements of Eaton have been restated to display the semiconductor equipment operations as a discontinued operation. Operating results of discontinued operations were published for the fourth quarter and full year 2000 in the fourth quarter earnings release.

The following financial statements have been prepared in order to provide a full comparative history of Eaton Corporation following the discontinuance of the semiconductor equipment segment.

The statements include:
Year 2000, by quarter, year to date and full year:
Comparative Financial Summary
Statement of Consolidated Income
Business Segment Information
Condensed Consolidated Balance Sheets

Year 1999, by quarter, year to date and full year:
Comparative Financial Summary
Statement of Consolidated Income
Business Segment Information
Condensed Consolidated Balance Sheets

Five Year Summary for the years 2000, 1999, 1998, 1997, 1996:
Comparative Financial Summary
Statement of Consolidated Income
Business Segment Information
Condensed Consolidated Balance Sheets




Eaton Corporation

Comparative Financial Summary

                                             Three months ended
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                          (unaudited)  (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                    $2,184      $2,169
 Income before income taxes                      176         186
 Income after income taxes                    $  113      $  123
Income from discontinued operations               18          22
                                              ------      ------
Net income                                    $  131      $  145
                                              ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                      $ 1.52      $ 1.66
   Discontinued operations                      0.25        0.30
                                              ------      ------
                                              $ 1.77      $ 1.96
                                              ======      ======
 Basic
   Continuing operations                      $ 1.55      $ 1.69
   Discontinued operations                      0.25        0.30
                                              ------      ------
                                              $ 1.80      $ 1.99
                                              ======      ======

Average number of Common Shares outstanding
 Assuming dilution                              73.8        74.1
 Basic                                          72.9        73.2

Cash dividends paid per Common Share          $ 0.44      $ 0.44

Reconciliation of net income to operating earnings

Net income from continuing operations         $  113      $  123
Excluding (after tax):
 Unusual charges                                   5           7
 Gain on sales of corporate assets                (7)         (7)
                                              ------      ------

Operating income from continuing
 operations                                   $  111      $  123
                                              ======      ======

Net income per Common Share from
 continuing operations - assuming dilution    $ 1.52      $ 1.66
Per share effect of impact of unusual
 items                                         (0.02)      (0.01)
                                              ------      ------

Operating earnings per Common Share -
 continuing operations                        $ 1.50      $ 1.65
Operating earnings per Common Share -
 discontinued operations                        0.25        0.30
                                              ------      ------
Operating earnings per Common Share           $ 1.75      $ 1.95
                                              ======      ======

Cash operating earnings per Common Share -
 continuing operations                        $ 1.77      $ 1.92


Comparative Financial Summary

                                             Three months ended
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $2,008      $1,948
 Income before income taxes                     105          85
 Income after income taxes                   $   69      $   58
Income from discontinued operations              24          26
                                             ------      ------
Net income                                   $   93      $   84
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 0.95      $ 0.83
   Discontinued operations                     0.33        0.37
                                             ------      ------
                                             $ 1.28      $ 1.20
                                             ======      ======
 Basic
   Continuing operations                     $ 0.96      $ 0.84
   Discontinued operations                     0.33        0.37
                                             ------      ------
                                             $ 1.29      $ 1.21
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             72.8        70.1
 Basic                                         72.0        69.6

Cash dividends paid per Common Share         $ 0.44      $ 0.44

Reconciliation of net income to operating earnings

Net income from continuing operations        $   69      $   58
Excluding (after tax):
 Unusual charges                                  8          14
 Gain on sales of corporate assets
                                             ------      ------

Operating income from continuing operations  $   77      $   72
                                             ======      ======

Net income per Common Share from
 continuing operations - assuming
 dilution                                    $ 0.95      $ 0.83
Per share effect of impact of unusual
 items                                         0.12        0.20
                                             ------      ------

Operating earnings per Common Share -
 continuing operations                       $ 1.07      $ 1.03
Operating earning per Common Share -
 discontinued operations                       0.33        0.37
                                             ------      ------
Operating earnings per Common Share          $ 1.40      $ 1.40
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 1.34      $ 1.31

Comparative Financial Summary
                                                Year to Date
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $2,184      $4,353
 Income before income taxes                     176         362
 Income after income taxes                   $  113      $  236
Income from discontinued operations              18          40
                                             ------      ------
Net income                                   $  131      $  276
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 1.52      $ 3.19
   Discontinued operations                     0.25        0.54
                                             ------      ------
                                             $ 1.77      $ 3.73
                                             ======      ======
 Basic
   Continuing operations                     $ 1.55      $ 3.23
   Discontinued operations                     0.25        0.55
                                             ------      ------
                                             $ 1.80      $ 3.78
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             73.8        74.0
 Basic                                         72.9        73.1

Cash dividends paid per Common Share         $ 0.44      $ 0.88

Reconciliation of net income to operating earnings

Net Income from continuing operations        $  113      $  236
Excluding (after tax):
 Unusual charges                                  5          12
 Gain on sales of corporate assets               (7)        (14)
                                             ------      ------

Operating income from continuing operations  $  111      $  234
                                             ======      ======

Net income per Common Share from
 continuing operations - assuming
 dilution                                    $ 1.52      $ 3.19
Per share effect of impact of unusual
 items                                        (0.02)      (0.03)
                                             ------      ------

Operating earnings per Common share -
 continuing operations                       $ 1.50       $ 3.16
Operating earnings per Common Share -
 discontinued operations                       0.25         0.54
                                             ------       ------
Operating earnings per Common Share          $ 1.75       $ 3.70
                                             ======       ======

Cash operating earnings per Common Share -
 continuing operations                       $ 1.77       $ 3.69


Comparative Financial Summary
                                                Year to Date
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $6,361      $8,309
 Income before income taxes                     467         552
 Income after income taxes                   $  305      $  363
Income from discontinued operations              64          90
                                             ------      ------
Net income                                   $  369      $  453
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 4.15      $ 5.00
   Discontinued operations                     0.87        1.24
                                             ------      ------
                                             $ 5.02      $ 6.24
                                             ======      ======
 Basic
   Continuing operations                     $ 4.20      $ 5.06
   Discontinued operations                     0.88        1.25
                                             ------      ------
                                            $  5.08      $ 6.31
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             73.5        72.6
 Basic                                         72.6        71.8

Cash dividends paid per Common Share         $ 1.32      $ 1.76

Reconciliation of net income to operating earnings

Net income from continuing operations        $  305      $  363
Excluding (after tax):
 Unusual charges                                 20          34
 Gain on sales of corporate assets              (14)        (14)
                                             ------      ------
Operating income from continuing operations  $  311      $  383
                                             ======      ======

Net income per Common Share from continuing
 operations - assuming dilution              $ 4.15      $ 5.00
Per share effect of impact of unusual items    0.08        0.28
                                             ------      ------

Operating earnings per Common Share -
 continuing operations                       $ 4.23      $ 5.28
Operating earnings per Common Share -
 discontinued operations                       0.87        1.24
                                             ------      ------
Operating earnings per Common Share          $ 5.10      $ 6.52
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 5.05      $ 6.37

Statements of Consolidated Income


                                             Three months ended
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)


Net sales                                    $2,184     $2,169

Cost & expenses
  Cost of products sold                       1,581      1,564
  Selling & administrative                      340        334
  Research & development                         68         70
                                             ------     ------
                                              1,989      1,968
                                             ------     ------
Income from operations                          195        201

Other income (expense)
  Interest expense - net                        (44)       (45)
  Gain on sales of businesses
  Other - net                                    25         30
                                             ------     ------
                                                (19)       (15)
                                             ------     ------
Income from continuing operations before
  income taxes                                  176        186
Income taxes of continuing operations            63         63
                                             ------     ------
Income from continuing operations               113        123
Income from discontinued operations              18         22
                                             ------     ------
Net income                                   $  131     $  145
                                             ======     ======

Net income per Common Share
  Assuming dilution
    Continuing operations                    $ 1.52     $ 1.66
    Discontinued operations                    0.25       0.30
                                             ------     ------
                                             $ 1.77     $ 1.96
                                             ======     ======
  Basic
    Continuing operations                    $ 1.55     $ 1.69
    Discontinued operations                    0.25       0.30
                                             ------     ------
                                             $ 1.80     $ 1.99
                                             ======     ======

Average number of Common Shares outstanding
  Assuming dilution                            73.8       74.1
  Basic                                        72.9       73.2

Cash dividends paid per Common Share         $ 0.44     $ 0.44


Statements of Consolidated Income

                                             Three months ended
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited) (unaudited)

Net sales                                    $2,008      $1,948

Cost & expenses
  Cost of products sold                       1,492       1,455
  Selling & administrative                      305         320
  Research & development                         68          63
                                             ------      ------
                                              1,865       1,838
                                             ------      ------
Income from operations                          143         110

Other income (expense)
  Interest expense - net                        (42)        (46)
  Gain on sales of businesses
  Other - net                                     4          21
                                             ------      ------
                                                (38)        (25)
                                             ------      ------
Income from continuing operations before
  income taxes                                  105          85
Income taxes of continuing operations            36          27
                                             ------      ------
Income from continuing operations                69          58
Income from discontinued operations              24          26
                                             ------      ------
Net income                                   $   93      $   84
                                             ======      ======

Net income per Common Share
  Assuming dilution
    Continuing operations                    $ 0.95      $ 0.83
    Discontinued operations                    0.33        0.37
                                             ------      ------
                                             $ 1.28      $ 1.20
                                             ======      ======
Basic
  Continuing operations                      $ 0.96      $ 0.84
  Discontinued operations                      0.33        0.37
                                             ------      ------
                                             $ 1.29      $ 1.21
                                             ======      ======

Average number of Common Shares outstanding
  Assuming dilution                            72.8        70.1
  Basic                                        72.0        69.6

Cash dividends paid per Common Share         $ 0.44      $ 0.44


Statements of Consolidated Income

                                                Year to Date
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                          (unaudited)  (unaudited)

Net sales                                    $2,184      $4,353

Costs & expenses
  Cost of products sold                       1,581       3,145
  Selling & administrative                      340         674
  Research & development                         68         138
                                             ------      ------
                                              1,989       3,957
                                             ------      ------
Income from operations                          195         396

Other income (expense)
  Interest expense - net                        (44)        (89)
  Gain on sales of businesses
  Other - net                                    25          55
                                             ------      ------
                                                (19)        (34)
                                             ------      ------
Income from continuing operations
  before income taxes                           176         362
Income taxes of continuing operations            63         126
                                             ------      ------
Income from continuing operations               113         236
Income from discontinued operations              18          40
                                             ------      ------
Net income                                   $  131      $  276
                                             ======      ======

Net income per Common Share
  Assuming dilution
    Continuing operations                    $ 1.52      $ 3.19
    Discontinued operations                    0.25        0.54
                                             ------      ------
                                             $ 1.77      $ 3.73
                                             ======      ======
  Basic
    Continuing operations                    $ 1.55      $ 3.23
    Discontinued operations                    0.25        0.55
                                             ------      ------
                                             $ 1.80      $ 3.78
                                             ======      ======

Average number of Common Shares outstanding
  Assuming dilution                            73.8        74.0
  Basic                                        72.9        73.1

Cash dividends paid per Common Share         $ 0.44      $ 0.88


Statements of Consolidated Income

                                                Year to Date
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                          (unaudited)

Net sales                                    $6,361      $8,309

Cost & expenses
  Cost of products sold                       4,637       6,092
  Selling & administrative                      979       1,299
  Research & development                        206         269
                                             ------      ------
                                              5,822       7,660
                                             ------      ------
Income from operations                          539         649

Other income (expense)
  Interest expense - net                       (131)       (177)
  Gain on sales of businesses
  Other - net                                    59          80
                                             ------      ------
                                                (72)        (97)
                                             ------      ------
Income from continuing operations before
  income taxes                                  467         552
Income taxes of continuing operations           162         189
                                             ------      ------
Income from continuing operations               305         363
Income from discontinued operations              64          90
                                             ------      ------
Net income                                   $  369      $  453
                                             ======      ======

Net income per Common Share
  Assuming dilution
    Continuing operations                    $ 4.15      $ 5.00
    Discontinued operations                    0.87        1.24
                                             ------      ------
                                             $ 5.02      $ 6.24
                                             ======      ======
Basic
  Continuing operations                      $ 4.20      $ 5.06
  Discontinued operations                      0.88        1.25
                                             ------      ------
                                            $  5.08      $ 6.31
                                             ======      ======

Average number of Common Shares outstanding
  Assuming dilution                            73.5        72.6
  Basic                                        72.6        71.8

Cash dividends paid per Common Share         $ 1.32      $ 1.76



Business Segment Information

                                             Three months ended
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions)

Net sales of continuing operations
  Automotive Components                      $  497      $  479
  Fluid Power                                   665         681
  Industrial & Commercial Controls              579         604
  Truck Components                              443         405
                                             ------      ------
Total ongoing operations                      2,184       2,169
Divested operations
                                             ------      ------
Total net sales                              $2,184      $2,169
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $   74      $   65
  Fluid Power                                    67          69
  Industrial & Commercial Controls               49          65
  Truck Components                               60          52
                                             ------      ------
Total ongoing operations                        250         251

Divested operations
Amortization of goodwill & other
  intangible assets                             (24)        (25)
Interest expense - net                          (44)        (45)
Gain on sales of businesses
Corporate & other - net                          (6)          5
                                             ------      ------
Income from continuing operations before
  income taxes                                  176         186
Income taxes of continuing operations            63          63
                                             ------      ------
Income from continuing operations               113         123
Income from discontinued operations              18          22
                                             ------      ------
Net income                                   $  131      $  145
                                             ======      ======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  141      $  166
Operating profit                                 27          33
Other income (expense) - net                     (2)         (1)
                                             ------      ------
Income before income taxes                       25          32
Income taxes                                      7          10
                                             ------      ------
Income from discontinued operations          $   18      $   22
                                             ======      ======

Business Segment Information

                                             Three months ended
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions)

Net sales of continuing operations
  Automotive Components                      $ 421       $  428
  Fluid Power                                  630          631
  Industrial & Commercial Controls             622          616
  Truck Components                             335          273
                                            ------       ------
Total ongoing operations                     2,008        1,948
Divested operations
                                            ------       ------
Total net sales                             $2,008       $1,948
                                            ======       ======

Operating profit of continuing operations
  Automotive Components                     $   41       $   45
  Fluid Power                                   44           55
  Industrial & Commercial Controls              73           64
  Truck Components                               7          (12)
                                            ------       ------
Total ongoing operations                       165          152

Divested operations
Amortization of goodwill & other
  intangible assets                            (24)         (25)
Interest expense - net                         (42)         (46)
Gain on sales of businesses
Corporate & other - net                           6            4
                                             ------       ------
Income from continuing operations before
  income taxes                                  105           85
Income taxes of continuing operations            36           27
                                             ------       ------
Income from continuing operations                69           58
Income from discontinued operations              24           26
                                             ------       ------
Net income                                   $   93       $   84
                                             ======       ======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  183      $  189
Operating profit                                 42          45
Other income (expense) - net                     (7)         (5)
                                             ------      ------
Income before income taxes                       35          40
Income taxes                                     11          14
                                             ------      ------
Income from discontinued operations          $   24      $   26
                                             ======      ======

Business Segment Information

                                                Year to date
                                                    2000
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions)

Net sales of continuing operations
  Automotive Components                      $  497      $  976
  Fluid Power                                   665       1,346
  Industrial & Commercial Controls              579       1,183
  Truck Components                              443         848
                                             ------      ------
Total ongoing operations                      2,184       4,353
Divested operations
                                             ------      ------
Total net sales                              $2,184      $4,353
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $   74      $  139
  Fluid Power                                    67         136
  Industrial & Commercial Controls               49         114
  Truck Components                               60         112
                                             ------      ------
Total ongoing operations                        250         501

Divested operations
Amortization of goodwill & other
  intangible assets                             (24)        (49)
Interest expense - net                          (44)        (89)
Gain on sales of businesses
Corporate & other - net                          (6)         (1)
                                             ------      ------
Income from continuing operations before
  income taxes                                  176         362
Income taxes of continuing operations            63         126
                                             ------      ------
Income from continuing operations               113         236
Income from discontinued operations              18          40
                                             ------      ------
Net income                                   $  131      $  276
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  141      $  307
Operating profit                                 27          60
Other income (expense) - net                     (2)         (3)
                                             ------      ------
Income before income taxes                       25          57
Income taxes                                      7          17
                                             ------      ------
Income from discontinued operations          $   18      $   40
                                             ======      ======

Business Segment Information

                                                Year to date
                                                    2000
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited)
(Millions)

Net sales of continuing operations
  Automotive Components                      $1,397      $1,825
  Fluid Power                                 1,976       2,607
  Industrial & Commercial Controls            1,805       2,421
  Truck Components                            1,183       1,456
                                             ------      ------
Total ongoing operations                      6,361       8,309
Divested operations
                                             ------      ------
Total net sales                              $6,361      $8,309
                                             ======      ======
Operating profit of continuing operations
  Automotive Components                      $  180      $  225
  Fluid Power                                   180         235
  Industrial & Commercial Controls              187         251
  Truck Components                              119         107
                                             ------      ------
Total ongoing operations                        666         818

Divested operations
Amortization of goodwill & other
  intangible assets                             (73)        (98)
Interest expense - net                         (131)       (177)
Gain on sales of businesses
Corporate & other - net                           5           9
                                             ------      ------
Income from continuing operations before
  income taxes                                  467         552
Income taxes of continuing operations           162         189
                                             ------      ------
Income from continuing operations               305         363
Income from discontinued operations              64          90
                                             ------      ------
Net income                                   $  369      $  453
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  490      $  679
Operating profit                                102         147
Other income (expense) - net                    (10)        (15)
                                             ------      ------
Income before income taxes                       92         132
Income taxes                                     28          42
                                             ------      ------
Income from discontinued operations          $   64      $   90
                                             ======      ======

Condensed Consolidated Balance Sheets

                                             Mar 31,     Jun 30,
                                              2000        2000
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions)

Assets
Current assets
 Cash & short-term investments               $   99      $  103
 Accounts receivable                          1,289       1,307
 Inventories                                    873         853
 Deferred income taxes & other current
   assets                                       402         390
                                             ------      ------
                                              2,663       2,653
Property, plant & equipment                   2,246       2,223
Goodwill                                      1,958       1,964
Other intangible assets                         596         574
Deferred income taxes & other assets            686         704
Net assets of discontinued operations           354         392
                                             ------      ------
                                             $8,503      $8,510
                                             ======      ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion of
   long term debt                            $  927      $  425
 Accounts payable                               428         493
 Accrued compensation                           211         226
 Accrued income & other taxes                   238         174
 Other current liabilities                      734         726
                                             ------      ------
                                              2,538       2,044
Long-term debt                                2,104       2,490
Postretirement benefits other than
  pensions                                      670         670
Deferred income taxes & other liabilities       528         538
Shareholders' equity                          2,663       2,768
                                             ------      ------
                                             $8,503      $8,510
                                             ======      ======

Condensed Consolidated Balance Sheets

                                             Sep 30,     Dec 31,
                                              2000        2000
                                             ------      ------
                                           (unaudited)
(Millions)

Assets
Current assets
 Cash & short-term investments               $   72      $  126
 Accounts receivable                          1,221       1,219
 Inventories                                    856         872
 Deferred income taxes & other current
   assets                                       407         354
                                             ------      ------
                                              2,556       2,571
Property, plant & equipment                   2,210       2,274
Goodwill                                      1,999       2,026
Other intangible assets                         565         556
Deferred income taxes & other assets            742         753
Net assets of discontinued operations           396
                                             ------      ------
                                             $8,468      $8,180
                                             ======      ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion of
   long-term debt                            $  371      $  557
 Accounts payable                               420         485
 Accrued compensation                           224         199
 Accrued income & other taxes                   188         191
 Other current liabilities                      723         675
                                             ------      ------
                                              1,926       2,107
Long-term debt                                2,447       2,447
Postretirement benefits other than
  pensions                                      674         679
Deferred income taxes & other liabilities       549         537
Shareholders' equity                          2,872       2,410
                                             ------      ------
                                             $8,468      $8,180
                                             ======      ======

Comparative Financial Summary

                                             Three months ended
                                                     1999
                                              Mar 31      Jun 30
                                              ------      ------
                                            (unaudited) (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $1,604      $2,202
 Income before income taxes                     138         177
 Income after income taxes                   $   95      $  118
Income from discontinued operations             (11)          7
                                             ------      ------
Net income                                   $   84      $  125
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 1.32      $ 1.62
   Discontinued operations                    (0.15)       0.09
                                             ------      ------
                                             $ 1.17      $ 1.71
                                             ======      ======
 Basic
   Continuing operations                     $ 1.33      $ 1.65
   Discontinued operations                    (0.15)       0.09
                                             ------      ------
                                             $ 1.18      $ 1.74
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             72.2        72.8
 Basic                                         71.2        71.7

Cash dividends paid per Common Share         $ 0.44      $ 0.44

Reconciliation of net income to operating earnings

Net income from continuing operations        $   95      $  118
Excluding (after tax):
 Unusual charges                                              2
 Gain on sales of businesses
                                             ------      ------

Operating income from continuing operations  $   95      $  120
                                             ======      ======

Net income per Common Share from continuing
  operations - assuming dilution             $ 1.32      $ 1.62
Per share effect of impact of
  unusual items                                            0.03
                                             ------      ------

Operating earnings per Common share -
  continuing operations                      $ 1.32      $ 1.65
Operating earnings per Common Share -
  discontinued operations                      (.15)        .09
                                             ------      ------
Operating earnings per Common Share          $ 1.17      $ 1.74
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 1.48      $ 1.94


Comparative Financial Summary

                                             Three months ended
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $2,118      $2,081
 Income before income taxes                     274         354
 Income after income taxes                   $  175      $  215
Income from discontinued operations               9           9
                                             ------      ------
Net income                                   $  184      $  224
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 2.34      $ 2.86
   Discontinued operations                     0.12        0.12
                                             ------      ------
                                             $ 2.46      $ 2.98
                                             ======      ======
 Basic
   Continuing operations                     $ 2.39      $ 2.91
   Discontinued operations                     0.13        0.13
                                             ------      ------
                                             $ 2.52      $ 3.04
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             74.9        75.1
 Basic                                         73.2        73.7

Cash dividends paid per Common Share         $ 0.44      $ 0.44

Reconciliation of net income to operating earnings

Net income from continuing operations        $  175      $  215
Excluding (after tax):
 Unusual charges                                  5          12
 Gain on sales of businesses                    (81)       (117)
                                             ------      ------

Operating income from continuing operations  $   99      $  110
                                             ======      ======


Net income per Common Share from continuing
  operations - assuming dilution             $ 2.34      $ 2.86
Per share effect of impact of
  unusual items                               (1.01)      (1.39)
                                             ------      ------

Operating earnings per Common Share -
  continuing operations                      $ 1.33      $ 1.47
Operating earnings per Common Share -
  discontinued operations                       .12         .12
                                             ------      ------
Operating earnings per Common Share          $ 1.45      $ 1.59
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 1.61      $ 1.72


Comparative Financial Summary

                                                Year to date
                                                    1999
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $1,604      $3,806
 Income before income taxes                     138         315
 Income after income taxes                   $   95      $  213
Income from discontinued operations             (11)         (4)
                                             ------      ------
Net income                                   $   84      $  209
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 1.32      $ 2.94
   Discontinued operations                    (0.15)      (0.06)
                                             ------      ------
                                             $ 1.17      $ 2.88
                                             ======      ======
 Basic
   Continuing operations                     $ 1.33      $ 2.98
   Discontinued operations                    (0.15)      (0.06)
                                             ------      ------
                                             $ 1.18      $ 2.92
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             72.2        72.5
 Basic                                         71.2        71.5

Cash dividends paid per Common Share         $ 0.44      $ 0.88

Reconciliation of net income to operating earnings

Net income from continuing operations        $   95      $  213
Excluding (after tax):
 Unusual charges                                              2
 Gain on sales of businesses
                                             ------      ------

Operating income from continuing operations  $   95      $  215
                                             ======      ======

Net income per Common Share from continuing
  operations - assuming dilution             $ 1.32      $ 2.94
Per share effect of impact of
  unusual items                                            0.03
                                             ------      ------

Operating earnings per Common Share -
  continuing operations                      $ 1.32      $ 2.97
Operating earnings per Common Share -
  discontinued operations                      (.15)       (.06)
                                             ------      ------
Operating earnings per Common Share          $ 1.17      $ 2.91
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 1.48      $ 3.41


Comparative Financial Summary

                                                Year to date
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited)
(Millions except for per share data)

Continuing operations
 Net sales                                   $5,924      $8,005
 Income before income taxes                     589         943
 Income after income taxes                   $  388      $  603
Income from discontinued operations               5          14
                                             ------      ------
Net income                                   $  393      $  617
                                             ======      ======

Net income per Common Share
 Assuming dilution
   Continuing operations                     $ 5.28      $ 8.17
   Discontinued operations                     0.07        0.19
                                             ------      ------
                                             $ 5.35      $ 8.36
                                             ======      ======
 Basic
   Continuing operations                     $ 5.37      $ 8.31
   Discontinued operations                     0.07        0.20
                                             ------      ------
                                             $ 5.44      $ 8.51
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             73.4        73.7
 Basic                                         72.2        72.5

Cash dividends paid per Common Share         $ 1.32      $ 1.76

Reconciliation of net income to operating earnings

Net income from continuing operations        $  388      $  603
Excluding (after tax):
 Unusual charges                                  7          20
 Gain on sales of businesses                    (81)       (198)
                                             ------      ------

Operating income from continuing operations  $  314      $  425
                                             ======      ======

Net income per Common Share from continuing
  operation - assuming dilution              $ 5.28      $ 8.17
Per share effect of impact of
  unusual items                               (1.00)      (2.41)
                                             ------      ------

Operating earnings per Common Share -
  continuing operations                      $ 4.28      $ 5.76
Operating earnings per Common Share -
  discontinued operations                       .07         .19
                                             ------      ------
Operating earnings per Common Share          $ 4.35      $ 5.95
                                             ======      ======

Cash operating earnings per Common Share -
 continuing operations                       $ 5.03      $ 6.74




Statements of Consolidated Income

                                             Three months ended
                                                    1999
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Net sales                                    $1,604      $2,202

Cost & expenses
  Cost of products sold                       1,133       1,584
  Selling & administrative                      260         339
  Research & development                         58          65
                                             ------      ------
                                              1,451       1,988
                                             ------      ------
Income from operations                          153         214

Other income (expense)
  Interest expense - net                        (21)        (44)
  Gain on sales of businesses
  Other - net                                     6           7
                                             ------      ------
                                                (15)        (37)
                                             ------      ------
Income from continuing operations before
  income taxes                                  138         177
Income taxes of continuing operations            43          59
                                             ------      ------
Income from continuing operations                95         118
Income from discontinued operations             (11)          7
                                             ------      ------
Net income                                   $   84      $  125
                                             ======      ======

Net income per Common Share
 Assuming dilution
  Continuing operations                      $ 1.32      $ 1.62
  Discontinued operations                     (0.15)       0.09
                                             ------      ------
                                             $ 1.17      $ 1.71
                                             ======      ======
Basic
  Continuing operations                      $ 1.33      $ 1.65
  Discontinued operations                     (0.15)       0.09
                                             ------      ------
                                             $ 1.18      $ 1.74
                                             ======      ======

Average number of Common Shares outstanding
Assuming dilution                              72.2        72.8
Basic                                          71.2        71.7

Cash dividends paid per Common Share         $ 0.44      $ 0.44

Statements of Consolidated Income

                                             Three months ended
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Net sales                                    $2,118      $2,081

Costs & expenses
  Cost of products sold                       1,543       1,532
  Selling & administrative                      332         317
  Research & development                         70          69
                                             ------      ------
                                              1,945       1,918
                                             ------      ------
Income from operations                          173         163

Other income (expense)
  Interest expense - net                        (46)        (41)
  Gain on sales of businesses                   133         207
  Other - net                                    14          25
                                             ------      ------
                                                101         191
                                             ------      ------
Income from continuing operations before
  income taxes                                  274         354
 Income taxes of continuing operations           99         139
                                             ------      ------
Income from continuing operations               175         215
Income from discontinued operations               9           9
                                             ------      ------
Net income                                   $  184      $  224
                                             ======      ======

Net income per Common Share
 Assuming dilution
  Continuing operations                      $ 2.34      $ 2.86
  Discontinued operations                      0.12        0.12
                                             ------      ------
                                             $ 2.46      $ 2.98
                                             ======      ======
Basic
  Continuing operations                      $ 2.39      $ 2.91
  Discontinued operations                      0.13        0.13
                                             ------      ------
                                             $ 2.52      $ 3.04
                                             ======      ======

Average number of Common Shares outstanding
  Assuming dilution                            74.9        75.1
  Basic                                        73.2        73.7

Cash dividends paid per Common share         $ 0.44      $ 0.44

Statements of Consolidated Income

                                                Year to Date
                                                    1999
                                             Mar 31      Jun 30
                                             ------      ------
                                           (unaudited) (unaudited)
(Millions except for per share data)

Net sales                                    $1,604      $3,806

Costs & expenses
  Cost of products sold                       1,133       2,717
  Selling & administrative                      260         599
  Research & development                         58         123
                                             ------      ------
                                              1,451       3,439
                                             ------      ------
Income from operations                          153         367

Other income (expense)
  Interest expense - net                        (21)        (65)
  Gain on sales of businesses
  Other - net                                     6          13
                                             ------      ------
                                                (15)        (52)
                                             ------      ------
Income from continuing operations before
  income taxes                                  138         315
Income taxes of continuing operations            43         102
                                             ------      ------
Income from continuing operations                95         213
Income from discontinued operations             (11)         (4)
                                             ------      ------
Net income                                   $   84      $  209
                                             ======      ======

Net income per Common Share
 Assuming dilution
  Continuing operations                      $ 1.32      $ 2.94
  Discontinued operations                     (0.15)      (0.06)
                                             ------      ------
                                             $ 1.17      $ 2.88
                                             ======      ======
Basic
  Continuing operations                      $ 1.33      $ 2.98
  Discontinued operations                     (0.15)      (0.06)
                                             ------      ------
                                             $ 1.18      $ 2.92
                                             ======      ======

Average number of Common Shares outstanding
 Assuming dilution                             72.2        72.5
 Basic                                         71.2        71.5

 Cash dividends paid per Common Share        $ 0.44      $ 0.88

Statements of consolidated Income

                                                Year to Date
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
                                           (unaudited)
(Millions except for per share data)

Net sales                                    $5,924      $8,005

Costs & expenses
  Cost of products sold                       4,260       5,792
  Selling & administrative                      931       1,248
  Research & development                        193         262
                                             ------      ------
                                              5,384       7,302
                                             ------      ------
Income from operations                          540         703

Other income (expense)
  Interest expense - net                       (111)       (152)
  Gain on sales of businesses                   133         340
  Other - net                                    27          52
                                             ------      ------
                                                 49         240
                                             ------      ------
Income from continuing operations before
  income taxes                                  589         943
Income taxes of continuing operations           201         340
                                             ------      ------
Income from continuing operations               388         603
Income from discontinued operations               5          14
                                             ------      ------
Net income                                   $  393      $  617
                                             ======      ======

Net income per Common Share
  Assuming dilution
   Continuing operations                     $ 5.28      $ 8.17
   Discontinued operations                     0.07        0.19
                                             ------      ------
                                             $ 5.35      $ 8.36
                                             ======      ======
Basic
  Continuing operations                        5.37      $ 8.31
  Discontinued operations                      0.07        0.20
                                             ------      ------
                                             $ 5.44      $ 8.51
                                             ======      ======

Average number of Common Shares outstanding
  Assuming dilution                            73.4        73.7
  Basic                                        72.2        72.5

Cash dividends paid per Common Share         $ 1.32      $ 1.76


Business Segment Information

                                             Three months ended
                                                    1999
                                             Mar 31      Jun 30
                                             ------      ------
(Millions)                                 (unaudited) (unaudited)

Net sales of continuing operations
  Automotive Components                      $  478      $  480
  Fluid Power                                   159         661
  Industrial & Commercial Controls              512         578
  Truck Components                              382         407
                                             ------      ------
Total ongoing operations                      1,531       2,126
Divested operations                              73          76
                                             ------      ------
Total net sales                              $1,604      $2,202
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $   62      $   65
  Fluid Power                                    22          60
  Industrial & Commercial Controls               27          49
  Truck Components                               60          61
                                             ------      ------
Total ongoing operations                        171         235

Divested operations                              15          16
Amortization of goodwill & other
 intangible assets                              (14)        (25)
Interest expense - net                          (21)        (44)
Gain on sales of businesses
Corporate & other - net                         (13)         (5)
                                             ------      ------
Income from continuing operations before
  income taxes                                  138         177
Income taxes of continuing operations            43          59
                                             ------      ------
Income from continuing operations                95         118
Income from discontinued operations             (11)          7
                                             ------      ------
Net income                                   $   84      $  125
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $   57      $   98
Operating profit                                (12)         10
Other income (expense) - net                     (3)         (1)
                                             ------      ------
Income before income taxes                      (15)          9
Income taxes                                     (4)          2
                                             ------      ------
Income from discontinued operations          $  (11)     $    7
                                             ======      ======

Business Segment Information

                                             Three months ended
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
(Millions)                                 (unaudited) (unaudited)

Net sales of continuing operations
  Automotive Components                      $  444      $  455
  Fluid Power                                   614         602
  Industrial & Commercial Controls              587         597
  Truck Components                              414         427
                                             ------      ------
Total ongoing operations                      2,059       2,081
Divested operations                              59
                                             ------      ------
Total net sales                              $2,118      $2,081
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $   50      $   59
  Fluid Power                                    43          52
  Industrial & Commercial Controls               54          51
  Truck Components                               67          47
                                             ------      ------
Total ongoing operations                        214         209

Divested operations                               9           4
Amortization of goodwill & other
  intangible assets                             (25)        (25)
Interest expense - net                          (46)        (41)
Gain on sales of businesses                     133         207
Corporate & other - net                         (11)
                                              ------      ------
Income from continuing operations before
 income taxes                                   274         354
Income taxes of continuing operations            99         139
                                             ------      ------
Income from continuing operations               175         215
Income from discontinued operations               9           9
                                             ------      ------
Net income                                   $  184      $  224
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  109      $  133
Operating profit                                 16          17
Other income (expense) - net                     (4)         (3)
                                             ------      ------
Income before income taxes                       12          14
Income taxes                                      3           5
                                             ------      ------
Income from discontinued operations          $    9      $    9
                                             ======      ======

Business Segment Information

                                                Year to date
                                                    1999
                                             Mar 31      Jun 30
                                             ------      ------
(Millions)                                 (unaudited) (unaudited)

Net sales of continuing operations
  Automotive Components                      $  478      $  958
  Fluid Power                                   159         820
  Industrial & Commercial Controls              512       1,090
  Truck Components                              382         789
                                             ------      ------
Total ongoing operations                      1,531       3,657
Divested operations                              73         149
                                             ------      ------
Total net sales                              $1,604      $3,806
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $   62      $  127
  Fluid Power                                    22          82
  Industrial & Commercial Controls               27          76
  Truck Components                               60         121
                                             ------      ------
Total ongoing operations                        171         406

Divested operations                              15          31
Amortization of goodwill & other
  intangible assets                             (14)        (39)
Interest expense - net                          (21)        (65)
Gain on sales of businesses                                   0
Corporate & other - net                         (13)        (18)
                                             ------      ------
Income from continuing operations before
  income taxes                                  138         315
Income taxes of continuing operations            43         102
                                             ------      ------
Income from continuing operations                95         213
Income from discontinued operations             (11)         (4)
                                             ------      ------
Net income                                   $   84      $  209
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $   57      $  155
Operating profit                                (12)         (2)
Other income (expense) - net                     (3)         (4)
                                             ------      ------
Income before income taxes                      (15)         (6)
Income taxes                                     (4)         (2)
                                             ------      ------
Income from discontinued operations          $  (11)     $   (4)
                                             ======      ======

Business Segment Information

                                                Year to date
                                                    1999
                                             Sep 30      Dec 31
                                             ------      ------
(Millions)                                 (unaudited)

Net sales of continuing operations
  Automotive Components                      $1,402      $1,857
  Fluid Power                                 1,434       2,036
  Industrial & Commercial Controls            1,677       2,274
  Truck Components                            1,203       1,630
                                             ------      ------
Total ongoing operations                      5,716       7,797
Divested operations                             208         208
                                             ------      ------
Total net sales                              $5,924      $8,005
                                             ======      ======

Operating profit of continuing operations
  Automotive Components                      $  177      $  236
  Fluid Power                                   125         177
  Industrial & Commercial Controls              130         181
  Truck Components                              188         235
                                             ------      ------
Total ongoing operations                        620         829

Divested operations                              40          44
Amortization of goodwill & other
  intangible assets                             (64)        (89)
Interest expense - net                         (111)       (152)
Gain on sales of businesses                     133         340
Corporate & other - net                         (29)        (29)
                                             ------      ------
Income from continuing operations before
  income taxes                                  589         943
Income taxes of continuing operations           201         340
                                             ------      ------
Income from continuing operations               388         603
Income from discontinued operations               5          14
                                             ------      ------
Net income                                   $  393      $  617
                                             ======      ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  264      $  397
Operating profit                                 14          31
Other income (expense) - net                     (8)        (11)
                                             ------      ------
Income before income taxes                        6          20
Income taxes                                      1           6
                                             ------      ------
Income from discontinued operations          $    5      $   14
                                             ======      ======

Condensed Consolidated Balance Sheets

                                             Mar 31,     Jun 30,
                                              1999        1999
                                             ------      ------
(Millions)                                 (unaudited) (unaudited)

Assets
Current assets
 Cash & short-term investments               $   37      $   38
 Accounts receivable                            959       1,347
 Inventories                                    633         900
 Deferred income taxes & other current assets   256         294
                                             ------      ------
                                              1,885       2,579
Property, plant & equipment                   1,709       2,322
Goodwill                                        961       1,924
Other intangible assets                         175         457
Deferred income taxes & other assets            557         667
Net assets of discontinued operations           266         276
                                             ------      ------
                                             $5,553      $8,225
                                             ======      ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion of
   long-term debt                            $  399      $1,577
 Accounts payable                               386         437
 Accrued compensation                           128         242
 Accrued income & other taxes                    92          92
 Other current liabilities                      478         613
                                             ------      ------
                                              1,483       2,961
Long-term debt                                1,188       2,008
Postretirement benefits other than pensions     559         663
Deferred income taxes & other liabilities       305         468
Shareholders' equity                          2,018       2,125
                                             ------      ------
                                             $5,553      $8,225
                                             ======      ======

Condensed Consolidated Balance Sheets

                                             Sep 30,     Dec 31,
                                              1999        1999
                                             ------      ------
(Millions)                                 (unaudited)

Assets
Current assets
 Cash & short-term investments               $   70      $  162
 Accounts receivable                          1,315       1,165
 Inventories                                    864         876
 Deferred income taxes & other current assets   323         349
                                             ------      ------
                                              2,572       2,552
Property, plant & equipment                   2,333       2,294
Goodwill                                      1,916       1,853
Other intangible assets                         449         598
Deferred income taxes & other assets            700         714
Net assets of discontinued operations           282         331
                                             ------      ------
                                             $8,252      $8,342
                                             ======      ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion of
   long-term debt                            $1,201      $  970
 Accounts payable                               476         487
 Accrued compensation                           269         277
 Accrued income & other taxes                   192         255
 Other current liabilities                      577         579
                                             ------      ------
                                              2,715       2,568
Long-term debt                                1,946       1,915
Postretirement benefits other than pensions     662         666
Deferred income taxes & other liabilities       479         569
Shareholders' equity                          2,450       2,624
                                             ------      ------
                                             $8,252      $8,342
                                             ======      ======

Comparative Financial Summary

                                           Twelve months ended
                                          2000     1999     1998
                                         ------   ------   ------
(Millions except for per share data)

Continuing operations
 Net sales                               $8,309   $8,005   $6,358
 Income before income taxes and
  extraordinary item                        552      943      616
 Income before extraordinary item        $  363   $  603   $  430
Income (loss) from extraordinary item
Income from discontinued operations          90       14      (81)
                                         ------   ------   ------
Net income                               $  453   $  617   $  349
                                         ======   ======   ======

Net income per Common Share
 Assuming dilution
   Income from continuing operations
    before extraordinary item            $ 5.00   $ 8.17   $ 5.91
   Extraordinary item
   Discontinued operations                 1.24     0.19    (1.11)
                                         ------   ------   ------
                                         $ 6.24   $ 8.36   $ 4.80
                                         ======   ======   ======
 Basic
   Income from continuing operations
    before extraordinary item            $ 5.06   $ 8.31   $ 6.02
   Extraordinary item
   Discontinued operations                 1.25     0.20    (1.13)
                                         ------   ------   ------
                                         $ 6.31   $ 8.51   $ 4.89
                                         ======   ======   ======

Average number of Common Shares outstanding
 Assuming dilution                         72.6     73.7     72.7
 Basic                                     71.8     72.5     71.4

Cash dividends paid per Common Share      $1.76   $ 1.76   $ 1.76

Reconciliation of net income to operating earnings

Net Income from continuing operations     $ 363   $  603   $  430
Excluding (after tax):
 Unusual charges and extraordinary item      34       20       44
 Gain on sale of businesses and
  corporate assets                          (14)    (198)     (28)
                                         ------   ------   ------

Operating income                         $  383   $  425   $  446
                                         ======   ======   ======

Net income per Common Share from
 continuing operations - assuming
  dilution                               $ 5.00   $ 8.17   $ 5.91
Per share effect of impact of
  unusual items                            0.28    (2.41)    0.23
                                         ------   ------   ------

Operating earnings per Common Share -
 continuing operations                   $ 5.28   $ 5.76   $ 6.14
Operating earnings per Common Share -
 discontinued operations                   1.24     0.19    (0.73)
                                         ------   ------   ------
Operating earnings per Common Share      $ 6.52   $ 5.95   $ 5.41
                                         ======   ======   ======

Cash operating earnings per Common Share -
 continuing operations                   $ 6.37   $ 6.74   $ 6.75


Comparative Financial Summary

                                           Twelve months ended
                                              1997     1996
                                             ------   ------
(Millions except for per share data)

Continuing operations
 Net sales                                   $7,104   $6,515
 Income before income taxes and
  extraordinary item                            730      428
 Income before extraordinary item            $  526   $  305
Income (loss) from extraordinary item           (54)
Income from discontinued operations             (62)      44
                                             ------   ------
Net income                                   $  410   $  349
                                             ======   ======

Net income per Common Share
 Assuming dilution
   Income from continuing operations
    before extraordinary item                  6.72   $ 3.89
   Extraordinary item                         (0.69)
   Discontinued operations                    (0.79)    0.57
                                             ------   ------
                                             $ 5.24   $ 4.46
                                             ======   ======
 Basic
   Income from continuing operations
    before extraordinary item                  6.85   $ 3.93
   Extraordinary item                         (0.71)
   Discontinued operations                    (0.80)    0.57
                                             ------   ------
                                             $ 5.34   $ 4.50
                                             ======   ======

Average number of Common Shares outstanding
 Assuming dilution                             78.2     78.2
 Basic                                         76.8     77.4

Cash dividends paid per Common Share         $ 1.72   $ 1.60

Reconciliation of net income to operating earnings

Net Income from continuing operations        $  472   $  305
Excluding (after tax):
 Unusual charges and extraordinary item          69       31
 Gain on sales of businesses and corporate
  assets                                        (69)
                                             ------   ------

Operating income                             $  472   $  336
                                             ======   ======

Net income per Common Share from
 continuing operations - assuming
 dilution                                    $ 6.03   $ 3.89
Per share effect of impact of unusual items             0.40
                                             ------   ------

Operating earnings per Common Share -
 continuing operations                       $ 6.03   $ 4.29
Operating earnings per Common Share -
 discontinued operations                       0.30     0.58
                                             ------   ------
Operating earnings per Common Share          $ 6.33   $ 4.87
                                             ======   ======

Cash operating earnings per Common Share -
 continuing operations                       $ 6.55   $ 4.77

Statements of Consolidated Income

                                           Twelve months ended
                                          2000     1999     1998
                                         ------   ------   ------
(Millions except for per share data)

Net sales                                $8,309   $8,005   $6,358

Costs & expenses
  Cost of products sold                   6,092    5,792    4,528
  Selling & administrative                1,299    1,248      974
  Research & development                    269      262      252
                                         ------   ------   ------
                                          7,660    7,302    5,754
                                         ------   ------   ------
Income from operations                      649      703      604

Other income (expense)
  Interest expense - net                   (177)    (152)     (88)
  Gain on sales of businesses                        340       43
  Other - net                                80       52       57
                                         ------   ------   ------
                                            (97)     240       12
                                         ------   ------   ------

Income from continuing operations before
  income taxes and extraordinary item       552      943      616
Income taxes of continuing operations       189      340      186
                                         ------   ------   ------
Income from continuing operations before
  extraordinary item                        363      603      430
Extraordinary item
                                         ------   ------   ------
Income from continuing operations           363      603      430
Income from discontinued operations          90       14      (81)
                                         ------   ------   ------
Net income                               $  453   $  617   $  349
                                         ======   ======   ======

Net income per Common Share
 Assuming dilution
  Income from continuing operations
   before extraordinary item             $ 5.00   $ 8.17   $ 5.91
  Extraordinary item
  Discontinued operations                  1.24     0.19    (1.11)
                                         ------   ------   ------
                                         $ 6.24   $ 8.36   $ 4.80
                                         ======   ======   ======
Basic
  Income from continuing operations
   before extraordinary item             $ 5.06   $ 8.31   $ 6.02
  Extraordinary item
  Discontinued operations                  1.25     0.20    (1.13)
                                         ------   ------   ------
                                         $ 6.31   $ 8.51   $ 4.89
                                         ======   ======   ======

Average number of Common Shares outstanding
  Assuming dilution                        72.6     73.7     72.7
  Basic                                    71.8     72.5     71.4

Cash dividends paid per Common Share     $ 1.76   $ 1.76   $ 1.76


Statements of Consolidated Income

                                           Twelve months ended
                                              1997     1996
                                             ------   ------
(Millions except for per share data)

Net sales                                    $7,104   $6,515

Costs & expenses
  Cost of products sold                       5,166    4,882
  Selling & administrative                    1,013      929
  Research & development                        249      232
                                             ------   ------
                                              6,428    6,043
                                             ------   ------
Income from operations                          676      472

Other income (expense)
  Interest expense - net                        (80)     (79)
  Gain on sales of businesses                    91
  Other - net                                    43       35
                                             ------   ------
                                                 54      (44)
                                             ------   ------
Income from continuing operations before
  income taxes and extraordinary item           730      428
Income taxes of continuing operations           204      123
                                             ------   ------
Income from continuing operations
  before extraordinary item                     526      305
Extraordinary item                              (54)
                                             ------   ------
Income from continuing operations               472      305
Income from discontinued operations             (62)      44
                                             ------   ------
Net income                                   $  410   $  349
                                             ======   ======


Net income per Common Share
 Assuming dilution
  Income from continuing operations
   before extraordinary item                 $ 6.72   $ 3.89
  Extraordinary item                          (0.69)
  Discontinued operations                     (0.79)    0.57
                                             ------   ------
                                             $ 5.24   $ 4.46
                                             ======   ======
 Basic
  Income from continuing operations
   before extraordinary item                 $ 6.85   $ 3.93
  Extraordinary item                          (0.71)
  Discontinued operations                     (0.80)    0.57
                                             ------   ------
                                             $ 5.34   $ 4.50
                                             ======   ======

Average number of Common Shares outstanding
  Assuming dilution                            78.2     78.2
  Basic                                        76.8     77.4

Cash dividends paid per Common Share         $ 1.72   $ 1.60


Eaton Corporation

Business Segment Information

                                            Twelve months ended
                                          2000     1999     1998
                                         ------   ------   ------
(Millions)

Net sales of continuing operations
  Automotive Components                  $1,825   $1,857   $1,741
  Fluid Power                             2,607    2,036      681
  Industrial & Commercial Controls        2,421    2,274    2,145
  Truck Components                        1,456    1,630    1,478
                                         ------   ------   ------
Total ongoing operations                  8,309    7,797    6,045
Divested operations                                  208      313
                                         ------   ------   ------
Total net sales                          $8,309   $8,005   $6,358
                                         ======   ======   ======

Operating profit of continuing operations
  Automotive Components                  $  225   $  236   $  198
  Fluid Power                               235      177      117
  Industrial & Commercial Controls          251      181      140
  Truck Components                          107      235      201
                                         ------   ------   ------
Total ongoing operations                    818      829      656

Divested operations                                   44       49
Amortization of goodwill &
  other intangible assets                   (98)     (89)     (58)
Interest expense - net                     (177)    (152)     (88)
Gain on sales of businesses                          340       43
Corporate & other - net                       9      (29)      14
                                         ------   ------   ------
Income from continuing operations before
 income taxes and extraordinary item        552      943      616
Income taxes of continuing operations       189      340      186
                                         ------   ------   ------
Income from continuing operations before
 extraordinary item                         363      603      430
Extraordinary item
                                         ------   ------   ------
Income from continuing operations           363      603      430
Income from discontinued operations          90       14      (81)
                                         ------   ------   ------
Net income                               $  453   $  617   $  349
                                         ======   ======   ======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                $  679   $  397   $  267
Operating profit                            147       31     (123)
Other income (expense) - net                (15)     (11)      (8)
                                         ------   ------   ------
Income before income taxes                  132       20     (131)
Income taxes                                 42        6      (50)
                                         ------   ------   ------
Income from discontinued operations      $   90   $   14   $  (81)
                                         ======   ======   ======

Unusual charges (before income taxes)
  Automotive Components                                    $   12
  Fluid Power                            $   47   $   21        1
  Industrial & Commercial Controls                             28
  Truck Components                                     7       17
  Corporate                                   5        2       10


Business Segment Information

                                           Twelve months ended
                                              1997     1996
                                             ------   ------
(Millions)

Net sales of continuing operations
  Automotive Components                      $1,601   $1,560
  Fluid Power                                   657      587
  Industrial & Commercial Controls            2,091    1,956
  Truck Components                            1,177      916
                                             ------   ------
Total ongoing operations                      5,526    5,019
Divested operations                           1,578    1,496
                                             ------   ------
Total net sales                              $7,104   $6,515
                                             ======   ======

Operating profit of continuing operations
  Automotive Components                      $  191   $  170
  Fluid Power                                   123      109
  Industrial & Commercial Controls              182      149
  Truck Components                              149       57
                                             ------   ------
Total ongoing operations                        645      485

Divested operations                             150       76
Amortization of goodwill & other
 intangible assets                              (48)     (40)
Interest expense - net                          (80)     (79)
Gain on sales of businesses                      91
Corporate & other - net                         (28)     (14)
                                             ------   ------
Income from continuing operations before
  income taxes and extraordinary item           730      428
Income taxes of continuing operations           204      123
                                             ------   ------
Income from continuing operations before
 extraordinary item                             526      305
Extraordinary item                              (54)
                                             ------   ------
Income from continuing operations               472      305
Income from discontinued operations             (62)      44
                                             ------   ------
Net income                                   $  410   $  349
                                             ======   ======

Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                    $  459   $  446
Operating profit                                 29       60
Other income (expense) - net                    (91)      (2)
                                             ------   ------
Income before income taxes                      (62)      58
Income taxes                                              14
                                             ------   ------
Income from discontinued operations          $  (62)  $   44
                                             ======   ======

Unusual charges (before income taxes)
  Automotive Components                      $   12   $   10
  Fluid Power                                     1        4
  Industrial & Commercial Controls                6        3
  Truck Components                                4       16
  Corporate

Condensed Consolidated Balance Sheets

                                         Dec 31,  Dec 31,  Dec 31,
                                          2000     1999     1998
(Millions)                               ------   ------   ------

Assets
Current assets
 Cash & short-term investments           $  126   $  162   $  119
 Accounts receivable                      1,219    1,165      839
 Inventories                                872      876      629
 Deferred income taxes & other
   current assets                           354      349      233
                                         ------   ------   ------
                                          2,571    2,552    1,820
Property, plant & equipment               2,274    2,294    1,769
Goodwill                                  2,026    1,853      970
Other intangible assets                     556      598      182
Deferred income taxes & other assets        753      714      556
Net assets of discontinued operations                331      273
                                         ------   ------   ------
                                         $8,180   $8,342   $5,570
                                         ======   ======   ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion
  of long-term debt                      $  557   $  970   $  333
 Accounts payable                           485      487      438
 Accrued compensation                       199      277      150
 Accrued income & other taxes               191      255       74
 Other current liabilities                  675      579      441
                                         ------   ------   ------
                                          2,107    2,568    1,436
Long-term debt                            2,447    1,915    1,191
Postretirement benefits other than
  pensions                                  679      666      556
Deferred income taxes & other liabilities   537      569      330
Shareholders' equity                      2,410    2,624    2,057
                                         ------   ------   ------
                                         $8,180   $8,342   $5,570
                                         ======   ======   ======

Eaton Corporation

Condensed Consolidated Balance Sheets
                                             Dec 31,  Dec 31,
                                              1997     1996
(Millions)                                   ------   ------

Assets
Current assets
 Cash & short-term investments               $   86  $    57
 Accounts receivable                            862      897
 Inventories                                    624      654
 Deferred income taxes & other
  current assets                                245      220
                                             ------    ------
                                              1,817    1,828
Property, plant & equipment                   1,692    1,749
Goodwill                                        905      958
Other intangible assets                         187      125
Deferred income taxes & other assets            540      442
Net assets of discontinued operations           356      188
                                             ------   ------
                                             $5,497   $5,290
                                             ======   ======

Liabilities & Shareholders' Equity
Current liabilities
 Short-term debt & current portion
  of long-term debt                         $  104   $   30
 Accounts payable                              494      494
 Accrued compensation                          169      172
 Accrued income & other taxes                   74       94
 Other current liabilities                     431      355
                                            ------   ------
                                             1,272    1,145
Long-term debt                               1,272    1,062
Postretirement benefits other than
  pensions                                     552      584
Deferred income taxes & other liabilities      330      339
Shareholders' equity                         2,071    2,160
                                            ------   ------
                                            $5,497   $5,290















Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eaton Corporation
                                       -----------------



                                       S/S Adrian T. Dillon
                                       -----------------------------
                                       Adrian T. Dillon
                                       Executive Vice President--Chief
                                       Financial and Planning Officer




Date: January 30, 2001